--------------------------------------------------------------------------------
FIRST QUARTER 2001
RESULTS


FRONTLINE CAPITAL GROUP

HQ GLOBAL
   WORKPLACES
--------------------------------------------------------------------------------

Certain matters discussed within these materials are forward-looking statements within the meaning of the federal securities laws. Although we believe that the expectations reflected in such forward looking statements, including the ability to achieve our objectives, the achievement of our restructuring, and the future operating performance of HQ Global Workplaces, are based upon reasonable assumptions, we can give no assurance that these expectations will be achieved. It should be noted that although FrontLine owns a majority, but not all, of the outstanding common stock of HQ, unless otherwise noted the information regarding HQ reflects information regarding HQ as a whole. Factors that could cause actual results to differ materially from our expectations include negative changes in the officing solutions industry or the Internet-related businesses in which the unconsolidated companies in which we invest operate, changes in the market valuation or growth rate of comparable companies in the office suites industry or the internet-related industries in which the unconsolidated companies in which we invest operate, a continued downturn in general economic conditions, increases in interest rates, a lack of capital availability, ability to satisfy financial covenants, competition, reduced demand or decreases in rental rates for executive office suites and other real estate-related risks such as the timely completion of projects under development, our inability to complete future strategic transactions, costs incurred in connection with strategic transactions and our dependence upon our key personnel and the key personnel of HQ and other risks detailed in our reports and other filings made with the Securities and Exchange Commission.

Explanatory Note:

The HQ Global Holdings, Inc. ("HQ") pro forma Revenue, pro forma Business Center Operating Income ("BCOI") and pro forma EBITDA, present such information as if the merger of VANTAS Incorporated ("VANTAS") and HQ Global Workplaces, Inc. took place on January 1, 2000 and does not include pro forma adjustments related to certain other events.



--------------------------------------------------------------------------------
FrontLine Capital Group                                             May 11, 2001

HQ GLOBAL
   WORKPLACES                                                            SUMMARY
--------------------------------------------------------------------------------



o WE CONTINUE TO MAKE PROGRESS IN DELIVERING FRONTLINE CAPITAL SHAREHOLDERS A DIRECT INTEREST IN HQ AND HAVE SUFFICIENT CASH AVAILABLE TO EXECUTE ON OUR STRATEGY

         - We continue to work towards delivering a more direct liquid interest in HQ to FLCG shareholders

         - Non HQ partner companies still represent less than 1% of total assets

         -        We have over $27 million in cash availability

         -        Operational cash burn rate is less than $250K per month





--------------------------------------------------------------------------------

FrontLine Capital Group                                             May 11, 2001

HQ GLOBAL
   WORKPLACES                                                           SUMMARY
--------------------------------------------------------------------------------

o HQ'S GLOBAL FOOTPRINT AND CORPORATE SALES FOCUS HAS PARTIALLY MITIGATED THE IMPACT OF THE US ECONOMIC DOWNTURN. HOWEVER Q1 '01 PERFORMANCE IS DOWN RELATIVE TO Q4 `00

         - We expected a decrease in occupancy and EBITDA for Q1 `01, however the impact of the US economic slowdown was more severe than expected

         - Average occupancy dropped from 88.3% in Q4 `00 to 82.4% in Q1 '01, ending March `01 at a 79.8% average occupancy

         - This occupancy drop is attributed to the unusual convergence of three distinct events:

                  o        Overall slowdown in US economy

                  o        Shakeout in technology and telecom sector

                  o        Re-pricing initiative and customer rationalization

         - EBITDA margins grew from 10.9% in pro forma Q1 `00 to 17.3% in Q1 '01, but decreased from 23.0% in Q4 `00


--------------------------------------------------------------------------------
FrontLine Capital Group                                             May 11, 2001

HQ GLOBAL
   WORKPLACES                                                            SUMMARY
--------------------------------------------------------------------------------
Q1 2001 REVENUE INCREASED 12% OVER THE                             TOTAL REVENUE
PRO FORMA PRIOR YEAR QUARTER

                            Millions of Dollars

Q1 `00*          Q2 `00*            Q3 '00        Q4 '00            Q1 `01
--------------------------------------------------------------------------

$136.1           $153.5              $160.3      $162.4             $152.4

--------------------------------------------------------------------------------
Note: Includes profit from JV minority interest                     May 11, 2001
*Based on pro forma financial information

HQ GLOBAL
   WORKPLACES                                                            SUMMARY
--------------------------------------------------------------------------------
Q1 2001  BCOI  INCREASED 26% OVER THE                                       BCOI
PRO FORMA PRIOR YEAR QUARTER


                               Millions of Dollars

Q1 `00*          Q2 `00*           Q3 '00         Q4 '00            Q1 `01
---------------------------------------------------------------------------

$34.9            $49.2              $53.6          $55.6             $44.0


--------------------------------------------------------------------------------

Note: Includes profit from JV minority interest                     May 11, 2001
*Based on pro forma financial information

HQ GLOBAL
   WORKPLACES                                                            SUMMARY
--------------------------------------------------------------------------------
Q1 2001  EBITDA  INCREASED 78%  OVER                                      EBITDA
THE PRO FORMA PRIOR YEAR QUARTER

                               Millions of Dollars

Q1 `00*          Q2 `00*           Q3 '00         Q4 '00            Q1 `01
--------------------------------------------------------------------------

$14.8            $30.3             $34.9          $37.4             $26.4


--------------------------------------------------------------------------------
Note: EBITDA excludes Merger and Integration expenses               May 11, 2001
*Based on pro forma financial information

HQ GLOBAL
   WORKPLACES                                                            SUMMARY
--------------------------------------------------------------------------------
Q1 2001  EBITDA MARGIN INCREASED 59%             OVERHEAD & MARGIN AS % OF SALES
OVER THE PRO FORMA PRIOR YEAR QUARTER


                                          % of Sales

                        Q1 `00*    Q2 `00*   Q3 '00   Q4 '00     Q1 `01
                        ------------------------------------------------

EBITA Margin             10.9%      19.8%     21.8%     23.0%     17.3%
Overhead                 14.7%      12.3%     11.7%     11.2%     11.5%



--------------------------------------------------------------------------------
Note: Excludes merger and integration costs                         May 11, 2001
*Based on pro forma financial information

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
                                                            US ECONOMIC DOWNTURN

o        OVERALL SLOWDOWN IN US ECONOMY

         - Under normal economic conditions we expect an 85% occupancy rate with EBITDA margins of 18%-21%

         -        Substantial increase in selling cycle among qualified leads

         - Despite slowdown, global corporate sales remained strong beating expectations by 15% and we acquired numerous marquee accounts. Global corporate sales will continue to be a significant area of focus.

--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
THE DOWNTURN IN OUR OCCUPANCY             OCCUPANCY VS. MACROECONOMIC INDICATORS
HAS MIRRORED THE DOWNTURN IN
THE GENERAL US ECONOMY



                              INDEXED LEVELS
                         -------------------------
                                        CONSUMER
                         WORKSTATION   CONFIDENCE
                          OCCUPANCY      INDEX
                          ---------      -----
Jan  '00                     100          100
Feb  '00                     101           97
Mar  '00                     102           95
Apr  '00                     105           95
May  '00                     105          100
Jun  '00                     106           96
July '00                     105           99
Aug  '00                     105           97
Sept '00                     106           98
Oct  '00                     105           94
Nov  '00                     104           92
Dec  '00                     102           89
Jan  '01                     100           80
Feb  '01                      94           75
Mar  '01                      90           81
Apr  '01                      91           75
May  '01                      87          NOTE

Source: The Conference Board; HQ AOR data
Note: Consumer Confidence Index number will next be released on 5/24/01
--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
WHILE HQ IS NOT SIGNIFICANTLY                   REGIONAL DISTRIBUTION OF REVENUE
DEPENDANT ON ANY ONE DOMESTIC
REGION FOR REVENUE, REVENUES ARE
HEAVILY DEPENDANT ON THE US



Q1 2001 DOMESTIC
REVENUE BY REGION

Northeast  26%
West       22%
Southeast  20%
Central    17%
Southwest  14%
Other       1%

 Q1 2001 GLOBAL
 REVENUE

Domestic       89.9%
International  10.1%

[GRAPHICS OMITTED]


--------------------------------------------------------------------------------
Note:  Includes profit from JV minority interest                     May 11,2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
                                            EMERGING TECHNOLOGY & TELECOM SECTOR

o        SHAKEOUT IN EMERGING TECHNOLOGY AND TELECOM SECTOR

         - Emerging technology and telecom companies had become large users of HQ's services

         - Significant number of emerging technology and telecom clients have reduced or entirely eliminated their presence

         -        Exposure to this sector has been materially reduced

--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
A LARGE NUMBER OF OUR TECHNOLOGY AND         EMERGING TECHNOLOGY/TELECOM CLIENTS
TELECOM-RELATED CLIENTS HAVE CONTRACTED                           (NON-RENEWALS)
LEADING TO SIGNIFICANT NON-RENEWALS

                                      Selected Technology Client Occupancies

                                    PERCENTAGE OF OFFICES
                                   OCCUPIED IN 2001 VS. 2000
                                   -------------------------


Nortel Networks                               19%
Tivoli Systems                                 0%
Covad                                          0%
Remedy                                        57%
CAT                                           53%
Northpoint Comm.                               0%
BroadVision                                   52%
Evoke                                          1%
BroadBand Office                               0%
Vitria Software                               52%
3COM                                          67%
  Total                                       31%






--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
EMERGING TECHNOLOGY AND TELECOM              EMERGING TECHNOLOGY/TELECOM CLIENTS
RELATED CLIENTS HAVE SIGNIFICANTLY                         % DECREASE IN OFFICES
DECREASED THEIR OCCUPANCY                                       (Q4 00 TO Q1 01)
REQUIREMENTS


                             Change in Occupancy For
                           Technology/Telecom Clients

                                                (Q4 '00 to Q1 '01)




                                      BroadBand        (100%)
                                      Office

                                      Northpoint       (100%)
                                      Comm.

                                      Covad            (100%)


                                      Tivoli           (100%)
                                      Systems

                                      Evoke             (99%)

                                      Vitria            (48%)
                                      Software

                                      BroadVision       (48%)


                                      CAT               (47%)


                                      Remedy            (43%)

                                      3COM              (33%)


--------------------------------------------------------------------------------
                                                                   May 11, 2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------

o        RE-PRICING INITIATIVE AND CUSTOMER RATIONALIZATION

         -        Successful  with  new  customers,   particularly  with  global
                  corporate customers, less successful with more price sensitive smaller local customers

         -        Program has been adjusted to reflect market conditions

         - Continue to focus on corporate customers as they derive the most value from HQ's extensive footprint, flexible offering and are the least price sensitive


--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
OCCUPANCY DECLINE HAS BEEN CAUSED                       OCCUPANCY IMPACT FACTORS
BY A DECREASE IN RENEWAL RATES



                                        Occupied Offices





                                 Q1/01 Beginning        100%
                                 Occupied Offices

                                 Lease Expirations      (34%)

                                 Renewals                 8%

                                 New Offices             16%
                                 Sales

                                 Q1/01 Ending            90%
                                 Occupied Offices





--------------------------------------------------------------------------------
                                                                   May 11, 2001

HQ GLOBAL
   WORKPLACES                                              KEY OCCUPANCY FACTORS
--------------------------------------------------------------------------------
A DROP IN THE RENEWAL RATE EXACERBATES                  RENEWALS VS. NEW CLIENTS
 THE FACT THAT, IN ANY GIVEN QUARTER, THERE
ARE 1.5 TO 2 TIMES THE NUMBER OF EXPIRING
AGREEMENTS AS NEW CLIENTS OBTAINED



Ratio of new clients to current expiration

Q1 '01 OFFICES
Current Agreement Expirations        1.5-2:1
New Clients




--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              STRATEGIC ACTION PLAN
--------------------------------------------------------------------------------
A SERIES OF OPERATIONAL INITIATIVES HAVE BEEN INTRODUCED TO
 COMBAT THE ECONOMIC CLIMATE; HOWEVER WE EXPECT FURTHER
DETERIORATION TO OCCUR IN THE SECOND QUARTER


FOCUS ON GLOBAL CORPORATE SALES
o        Increased capacity to service global corporate accounts
o        Investment in global corporate sales and marketing


REVENUE ENHANCEMENTS
o        Advertising/Marketing Efforts
o        Sales Efforts/Resources
o        Broker Commissions
o        Revised Terms to Clients


COST REDUCTIONS
o        Field organization headcount reductions in April
o        Corporate hiring freeze
o        Corporate travel restrictions


FINANCIAL MANAGEMENT
o        Active management of working capital
o Q2 '01 results expected to cause non-compliance with certain financial coverage covenants.
o We are currently in negotiations to amend these covenants in effort to resolve this matter


MANAGEMENT INFORMATION SYSTEMS
o        Completed implementation of information and tracking systems
o        Provides enhanced visibility toward leading business indicators


--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              STRATEGIC ACTION PLAN
--------------------------------------------------------------------------------
                                                          GLOBAL CORPORATE SALES


o WE BELIEVE HQ IS WELL POSITIONED TO CONTINUE GROWTH IN GLOBAL CORPORATE SALES, EVEN IN CURRENT BUSINESS ENVIRONMENT

         -        FLEXIBLE  LEASING:  HQ offers flexible leasing solutions in an
                  environment   where  commercial  real  estate  executives  are
                  avoiding long term leases

         - COST EFFECTIVE SERVICES: As corporations look to reduce costs, HQ's services are more cost effective relative to traditional space

         - CAPACITY: HQ now has the capacity and support teams to aggressively market to Global Corporate Customers



--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                              STRATEGIC ACTION PLAN
--------------------------------------------------------------------------------
                                                          GLOBAL CORPORATE SALES
GLOBAL CORPORATE SALES REPRESENT A SIGNIFICANT
PORTION OF THE BUSINSS AND HAVE CONTINUED TO
GROW QUARTER OVER QUARTER



Q1 '01 WORKSTATION
REVENUE BY SALES CHANNEL



                                   LOCAL SALES
                                       60%

                             GLOBAL CORPORATE SALES
                                       40%

                                  100% = $98.1M



Q3 '00 TO Q1 '01
GLOBAL CORPORATE SALES BOOKINGS

GLOBAL CORPORATE SALES BOOKINGS
(MILLIONS OF DOLLARS)

Q3/00
   Jul    Aug    Sep                     $30.0M

Q4/00
   Oct    Nov    Dec                     $35.8M

Q1/01
   Jan    Feb    Mar                     $38.7M




Note: Global Corporate Sales "Bookings" are defined as the total dollar amount of the initial term of a new or renewed agreement commencing in a respective quarter; this amount will not match quarterly P&L revenues in a given quarter, amounts are for workstation revenue only

--------------------------------------------------------------------------------
                                                                   May 11, 2001

HQ GLOBAL
   WORKPLACES                                                         CONCLUSION
--------------------------------------------------------------------------------



o WHILE THE CURRENT ECONOMIC ENVIRONMENT HAS BEEN CHALLENGING, WE FIRMLY BELIEVE IN THE FUTURE OF THE BUSINESS AND THE INDUSTRY

         - Market conditions are forcing corporate America to consider flexible officing solutions as an alternative to traditional space

         -        Smaller   competitive   officing   providers  have  difficulty
                  managing current business environment and are taking supply off the market

         - At only 2-3% of the total US office space, significant market opportunity remains

         -        Strong   fundamental   economics  despite  difficult  business
                  environment

                  o        Still realized 17.3% EBITDA margin in Q1 `01

                  o We expect an 85% occupancy rate with EBITDA margins of 18%-21% under normal economic conditions

         - With 460 centers across 19 countries HQ is a leader in the officing solutions market

         - We are working towards delivering FLCG shareholders a more direct liquid interest in HQ

--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES
--------------------------------------------------------------------------------


                                   ----------
                                    ADDENDUM
                                   ----------






--------------------------------------------------------------------------------
                                                                    May 11, 2001

HQ GLOBAL
   WORKPLACES                                                  VALUATION METRICS
--------------------------------------------------------------------------------
                             ANALYSIS OF FRONTLINE'S
                                  HQ OWNERSHIP

                                             BASIC
                          HQ SHARES(1)   OWNERSHIP(1)
                          ------------   ------------

FRONTLINE DIRECT           8,156,440       56.5%
OWNERSHIP

CALL OPTION FOR
$4.3mm                       450,636        3.1%
                             -------        ---

TOTAL FLCG                 8,607,076       59.6%
CONTROL

OTHER (INCLUDES HQ         3,574,080       24.7%
EMPLOYEE
SHARES/OPTIONS)

A WARRANTS                 2,260,557       15.7%
                           ---------       ----

TOTAL FOR BASIC
COMPUTATION(2)            14,441,713      100.0%
                          ==========

HQ CAPITALIZATION(4)
  (as of 3/31/01)

SENIOR DEBT                    $210M

MEZZANINE DEBT                  125M

PREFERRED (REDEMPTION VALUE)    234M
                                ----

TOTAL DEBT & PREFERRED         $569M

FRONTLINE CAPITALIZATION(4)
     (as 3/31/01)

BANK DEBT                      $  0M

DEBT TO RECKSON(3)              111M


PREFERRED (REDEMPTION VALUE)     54M
                                ----
TOTAL DEBT                     $165M

(1)      Calculated   using  Treasury  Method  @   $36.57/share;   total  shares
         outstanding without Treasury Method is 15,284,261

(2) Assumes preferred redeemed upon IPO; excludes potential dilution from B warrants which become exercisable if no qualifiable IPO occurs before 3/1/02

(3) Excludes $41M of debt associated with Reckson Strategic Venture Partners and includes accrued interest

(4) At HQ, does not consider $2M of cash; at FrontLine, does not consider $3M of cash
--------------------------------------------------------------------------------
                                                                   May 11, 2001